VANECK CM COMMODITY INDEX FUND

SCHEDULE OF INVESTMENTS

March 31, 2022 (unaudited)

	Par (000's)	Value
Short-Term Investments: 101.5%
United States Treasury Obligations: 95.8%
United States Treasury Bills
0.00%, 04/26/22	$60,000	$59,994,896
0.00%, 05/03/22 (a)	50,000	49,993,178
0.00%, 05/10/22 (a)	10,000	9,997,888
0.00%, 06/14/22	40,000	39,967,522
0.00%, 06/28/22	10,000	9,986,800
0.01%, 05/19/22	60,000	59,976,220
0.14%, 04/05/22	16,500	16,499,743
0.17%, 04/21/22 (a)	35,000	34,996,778
0.17%, 04/28/22 (a)	65,000	64,989,566
0.19%, 05/05/22 (a)	35,000	34,993,802
0.21%, 04/19/22 (a)	70,000	69,994,575
0.26%, 04/12/22 (a)	55,000	54,995,771
	Par (000’s)	Value
United States Treasury Obligations (continued)
0.31%, 05/26/22	$30,000	$29,986,021
0.32%, 06/02/22	50,000	49,972,014
0.34%, 05/12/22	50,000	49,980,782
0.36%, 06/09/22	40,000	39,971,403
0.37%, 06/16/22	40,000	39,965,483
0.48%, 06/23/22	55,000	54,941,141
0.61%, 07/14/22	15,000	14,973,747
		786,177,330

	Number of Shares	Value
Money Market Fund: 5.7%
Invesco Treasury Portfolio - Institutional Class	46,347,983	46,347,983
Total Short-Term Investments: 101.5% (Cost: $832,529,948)		832,525,313
Liabilities in excess of other assets: -1.5%		(12,252,240)
NET ASSETS: 100.0%		$820,273,073

Total Return Swap Contracts

Long Exposure

Counterparty	Reference Obligation	Notional Amount	Rate paid by the Fund (b)	Payment Frequency	Termination Date	Unrealized Appreciation	% of Net Assets
UBS	UBS Bloomberg Constant Maturity Index Total Return	$829,795,000	1.01%	Monthly	04/27/22	$(10,812,415)	-1.3%

Footnotes:

(a)	All or a portion of these securities are segregated for swap collateral. Total value of securities segregated is $79,989,678.
(b)	The rate shown reflects the rate in effect at the end of the reporting period: 3-Month T-Bill rate + 0.40%.

Summary of Investments by Sector	% of Investments	Value
Government Activity	94.4%	$786,177,330
Money Market Fund	5.6	46,347,983
	100.0%	$832,525,313
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